united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska   68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY   11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 6/30

Date of reporting period: 12/31/18

Item 1. Reports to Stockholders.

PSI ALL ASSET FUND

PSI TOTAL RETURN FUND

PSI STRATEGIC GROWTH FUND

PSI TACTICAL GROWTH FUND

SEMI-ANNUAL REPORT

December 31, 2018

1-888-9-BUYPSI

(1-888-928-9774)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the PSI Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.portstrat.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present the semi-annual report for the four Portfolio Strategies, Inc. (PSI) Mutual Funds for the six months ended December 31, 2018.

Harken back with me to the good ol’ days. All the way back to…2017, when the market was boring and went straight up for the whole year. However you felt about the election, your portfolio did just fine. Once that year passed, however, and 2018 came to bear, it was like in the movies when the evil twin escapes and wreaks havoc upon the neighborhood.

Spring of 2018 brought on a rare correction as the Dow Jones Industrial Average declined almost 12% from January to March. Slowly the markets fought back regaining all the lost ground and putting in a record high on November 1, just shy of 27,000 on the Dow. From that point on, the markets went into a bear market declining 25% from that record high to the low just a day after Christmas. For the year, most of the major market indices lost just a few percentage points. Notwithstanding the volatility throughout the year, it was basically a flat year.

As of late, the volatility has quite frankly gotten out of hand. Daily moves of 300+ points on the Dow Jones Industrial Average seem to have become common. We’ve even had a few 600 point days (both up and down) along with a monster 1,000 up day. Surely the economic picture of the United States is not changing that rapidly? The reasons for all this volatility have to do with uncertainty, of course. From politics to trade wars to interest rates, it seems that everything is in flux right now. The markets have become totally headline-driven in their day-to-day moves.

When you get head-snapping moves this frequently, it is best to step back and remind yourself of what really matters for the stock market in the long-term. Is it GDP? Is it earnings? Is it interest rates?

For fear of sounding like a broken record from my previous commentaries, I go back to what may be the main driver of the stock market in recent years. It is the giver of bull markets and the protector from bear markets—it is the Federal Reserve. The Fed became our financial savior after the 2008 meltdown, providing us with low interest rates and huge injections of money which found its way into the stock market (to the chagrin of many homeowners who lost their homes to foreclosure and asked where their bailout was).

We started talking last year about the fact that the Federal Reserve was planning to halt the quantitative easing and instead start undoing all of their work over the past decade by raising interest rates and pulling money out of the economy (known as quantitative tightening). “Normalization” is the technical term and it basically means that you can’t have a loose money policy forever; eventually you need to offset that with a tight monetary policy for a time. That time seems to be now.

The effect of this tightening has already begun to be felt. The full outcome, of course, is still to be felt. Will the United States go into a recession? Will the Federal Reserve keep raising interest rates? More importantly, have we become so dependent on easy money that just a few increases in rates prompts a bear market decline in the equity markets?

Luckily, we don’t have to predict the answer to these questions. The old adage “Don’t fight the Fed” still applies. I would advise you to simply wait out the Fed. Wait until the Federal Reserve has decided that it is done raising interest rates and/or done tightening the money supply. They may come to this conclusion for any number of reasons—perhaps because the markets go into freefall, or the economy goes into recession, or the political pressure is too great. Whatever the reason, it might be best to keep your head down and wait for rosier times.

Our goal is to help investors with investments that can lower their portfolio’s correlation to the overall markets and provide the opportunity for gains. To that end, we have created four different PSI

3171-NLD-2/19/2019

Funds which attempt to achieve that goal: PSI All Asset Fund, PSI Strategic Growth Fund, PSI Tactical Growth Fund, and PSI Total Return Fund.

Here is a brief overview of each Fund:

All Asset Fund: FXMAX

Investment Strategy

The All Asset Fund provides long and inverse exposure to a broad range of asset classes. Holdings can include U.S. market sectors, broad based U.S. and international indices, fixed-income, and commodities. The Fund seeks positive absolute returns with less volatility.

The Fund uses a two-pronged approach in making investment decisions. First it determines whether the market is in a bullish (risk-on) mode or bearish (risk-off) mode. It does this through the use of intermediate to longer term equity market momentum indicators as well as other indicators based on factors that influence the equity markets. Once the market mode is determined, the Fund then applies shorter term indicators to the various market segments to flag those that are either overbought or oversold. It will take inverse positions in overbought segments and long positions in oversold segments. The sizing of these long/inverse positions is core to the strategy. Long positions in a risk-on environment and inverse positions in a risk-off environment are given full exposures. Long positions in a risk-off environment and inverse positions in a risk-on environment are given much lighter exposures since these would be positioned opposite to the prevailing market tendency. In addition to the dynamic exposure mechanism, there is an additional layer of risk management where it will further reduce all exposures during periods of heightened market volatility.

Up to 100% of the Fund’s assets may be committed to either long, inverse, or money market positions on any given day. The Fund does not have any constraints in the use of leveraged funds which can result in an exposure as high as plus or minus 200%. The Fund may not be suitable for conservative investors. Investors should have a three- to five-year investment time horizon, an investment objective of growth, and be willing to accept short-term volatility in the value of their investment.

The All Asset Fund continued to face challenges during the third quarter of 2018, as asset prices had not been counter-trending as predicted by its short-term indicators. This was particularly pronounced in sectors such as energy, mining, and foreign stocks which were notable contributors to the poor performance of the Fund. The predominant factor behind the market dynamic was the trade tension between the U.S. and China which affected sectors that have significant currency and trade exposures. The Fund posted a return of -5.18%.

The Fund maintained an overall risk-on stance third quarter, where it took larger exposure long trades and smaller exposure short trades. The Fund’s biggest exposure was +147%, which occurred in mid-August. Short exposures remained in the sub-20% range because of the overall risk-on stance held by the Fund.

2018 was a difficult year for All Asset—the model seemed to be constantly out of sync with the markets. It seemed to be predicting market selloffs and up moves either too soon or too late. Short term market dynamics have been atypical over the past several quarters and when they will return to ‘normal’ is not certain.

The All Asset Fund’s return was -17.59% for the six-month period ending December 31, 2018. The six month return for the BarclayHedge Equity Long/Short Index (the benchmark used for the All Asset Fund) was -4.85%for the same period.

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Total Return Fund: FXBAX

Investment Strategy

The Total Return Fund seeks total return from income and capital appreciation using primarily fixed-income investments; however, equities are also used to diversify the portfolio. Total Return attempts to mitigate risk by trying to capture intermediate time-frame movements in U.S. government bonds in both rising and falling markets.

As each quarter passed during 2018, high yield bonds improved. The third quarter was the least volatile for bonds and produced the largest gains for the year. The market became used to, and even expected, interest rate hikes. The trade war had less of an impact on the U.S. economy than what was expected. This helped push stocks to new all-time highs.

The Fund entered the quarter 50% invested in bonds, but quickly became fully invested. Even though it was a good quarter, high yield bonds had difficulty building any kind of meaningful gains. The Lipper High Yield Bond Index was up a little over 2% for the year. However, October was another difficult month and we closely monitored the market with the expectation of moving to cash if prices declined beyond our acceptable limits. The Fund posted a gain of 0.62%.

It didn’t take long into the fourth quarter for the market to give up any gains garnered in the previous three quarters. One word that best sums up 2018 is volatility. In September, markets hit all-time highs. Those were then followed by lows that haven’t been seen in years. The main contributors to the fourth quarter decline are: tightening monetary policy and flattening yield curve, slowing U.S. growth and growing trade tensions, as well as, large U.S. Corporate debt levels. In fact, corporate debt, as a percent of corporate revenue, is almost back to levels seen just prior to the 2008 recession. As interest rates continue to rise, those debt balances will present growth challenges for corporations.

Total Return spent a good amount of time in cash for the fourth quarter. Therefore, we were able to side-step much of the carnage that unfolded. We were also able to offset some of the decline with a small treasury position. We will continue to look at treasuries until our indicators tell us to get fully invested in high yields.

Overall, it was a difficult year for both stocks and bonds. We anticipate volatility will continue to be the theme for 2019 as the challenges that we faced in 2018 have not been resolved. However, we do anticipate the market regrouping at some point this year and making another run at new highs. We hope to capitalize on those upward moves and continue to manage risk if the market were to turn negative again. Below is a chart of the Lipper High Yield Bond Index along with our position throughout the year.

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Source: Thomson Reuters.

The Total Return Fund returned 0.02% for the six month period ending December 31, 2018. The six month return for the Barclays Capital US Aggregate Bond Index (the benchmark used for the Total Return Fund) was 1.66% for the same period.

Strategic Growth Fund: FXSAX

Investment Strategy

The Strategic Growth Fund seeks to provide growth using mainly equity investments. The Fund primarily seeks long-term capital appreciation and secondarily, capital preservation. When markets reach extreme levels of volatility, the Fund can use cash as an asset class to reduce that volatility.

The third quarter was a calm yet persistent rebound for our models on a combined basis as markets seem to largely shrug off continued trade war headlines and rising interest rates. The directional models on the S&P and VIX were both positive with most of the gains coming from the S&P model while the Nasdaq pair was positive and the Russell pair was virtually flat. Combined, the models were up around 508 basis points.

Within the S&P model, the bulk of the positive performance came off two big long bets, one on July 6 and the other over a three-day period in mid-August. The S&P model also had an 87.5% batting average that helped drive things forward. The VIX model in ETFs was up 50 basis points on a series of small wins. The Nasdaq pair had a solid quarter up 98 basis points, while the Russell pair was flat. All in all, the models had begun to make back losses the Fund suffered earlier in the year. The Fund was up 7.75% for the quarter.

With 2018 behind us, it’s official—it was the worst year for the U.S. stock market since the 2008 financial crisis, with all three major indices down for the year. This December turned out to be the worst December since the Great Depression. The consensus seems to be that the market’s extreme volatility and rapid intraday swings was driven by algorithmic-machine trading responding initially to news events and tweets. As a result, the machines further drove prices to extremes through high frequency trading which created arbitrage distortions. On some days in December, huge market rallies intraday reversed and wound up as huge down days. This erratic movement upset normal trends, and made it nearly impossible

3171-NLD-2/19/2019

for Strategic Growth to recognize any patterns. Thus, the Fund suffered a decline in the fourth quarter, but it still fared better than the market during the same time period. Now the big question on everyone’s mind is whether it all really was a fluke, especially in light of a still strong economy, or are the robots seeing something we don’t.

The Fund’s mechanical algorithm, of course, does not respond directly to things like earnings and Fed policy announcements. Rather, its signals are generated through quantitative analysis and technical analysis. On the downside, with so much of the market action being driven by a plethora of news events recently, the Fund is at a slight disadvantage, as its mechanical algorithm doesn’t recognize tweets or Fed statements. Overall, we’re content with being nimble during these uncertain times, with an aim to reduce the downside while still capturing the upside at the end of the day.

The Fund made several good trades in early December and side-stepped some of the market’s drawdowns. However, some of the underlying models rely on the normal strength of equities in December, typically called the Santa Claus Rally, and participated in the unusual strong losses the market experienced.

The Strategic Growth Fund returned -2.23% for the six month period ending December 31, 2018. The six month return for the BarclayHedge Equity Long/Short Index (the benchmark used for the Strategic Growth Fund) was -4.85% for the same period.

Tactical Growth Fund: FXTAX

Investment Strategy

The Tactical Growth Fund seeks to provide investors with a combination of multiple disciplines in one account. The Fund primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

By combining multiple styles, the Fund attempts to create a portfolio that stabilizes investment returns, allowing clients the opportunity to achieve long-term returns by potentially avoiding major down markets. The Tactical Growth Fund uses a variety of active management techniques to reallocate assets in response to market change. The Fund may lag market performance in up markets, seeking slower steady gains, while attempting to keep more earnings by missing large market corrections.

The Tactical Growth Fund was basically flat for the third quarter of 2018. The tug-of-war continued between stocks and bonds. For many years, we enjoyed a market environment where interest rates were going down (and bond prices were going up), along with a stock market that was going up, too. Not only had the Federal Reserve ended Quantitative Easing, but it also began actively raising interest rates, causing bond prices to go on the decline. Being a balanced portfolio on average, the Fund holds some bond positions, and the gains in our equity positions were offset by the declines in our bond positions. The Fund returned 0.90% for the third quarter of 2018.

Typically, rising interest rates are a great headwind for stocks. That is until, eventually, stocks give out and fall. You wouldn’t have been able to tell this by looking at the headlines as the Dow Jones Industrial Average was making new record highs day after day. A brief look under the hood of the markets showed that all was not as well as it looked. As the Dow made new highs, there were more individual stocks that made new yearly lows than those that made new yearly highs. Also, there was more volume being traded in declining stocks than there was in advancing stocks. Finally, the stocks that were advancing were more defensively oriented (such as those you would find in the Dow) rather than your typical aggressive tech companies that had risen so dramatically (think Facebook, Apple, Netflix, Google, etc.). Bottom line, when the market goes on defense, it’s good to pay attention. Things can change on a dime which is why we don’t position the Fund according to a forecast, but only as the market presents its evidence day by day.

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The Tactical Growth Fund was down slightly more than its benchmark for 2018. However, it outperformed the S&P 500 index in the fourth quarter because of its defensive holdings and tactical decisions to allocate into bonds. In times such as these, it is important to remember how we help insulate the portfolio against this (negative) volatility. In our defensive state, we have a healthy portion of non-equity exposure (that is, bonds, money market, utility sector funds and the like) to help diversify against the multi-hundred point swings in the major market indices. We institute these positions when it looks like the market has gone “too far too fast” and is ripe for a correction. In fact, we may even have a small position in an inverse index fund that actually profits as the market goes down.

One of the goals of the Fund is to capture more of the upside than the downside. We are in a period right now where preservation is more important than appreciation. The bull market will likely return, maybe even as soon as 2019 if the accelerated pace of things continues. At that time, you should see the Fund increase its equity exposure; but until then, we believe this is the time to keep your head down and stay conservative.

The Tactical Growth Fund returned -6.39% for the six month period ending December 31, 2018. The six month return for the BarclayHedge Global Macro Index (the benchmark used for the Tactical Growth Fund) was -4.81% for the same period.

We continue to have confidence that over-exposure to mutual funds such as ours can help to preserve capital during this potentially volatile period. With that said, we strongly suggest that you meet with your financial adviser to discuss your portfolio to help meet your individual investment needs and your future goals relative to your risk-tolerance level.

Thank you for your continued confidence and support.

Sincerely,

David Jajewski

President

Definitions

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index: The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. You cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index: The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986. You cannot invest directly in an index.

BarclayHedge Equity Long/Short Index: The BarclayHedge Equity Long/Short Index represents funds involving equity-oriented strategies that invest in both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific.

BarclayHedge Global Macro Index: The BarclayHedge Global Macro Index represents a measure of the average return of the macro geared/strategized hedge funds within the Barclay database whose positions reflect the direction of the overall market as attributed to major economic trends and/or events. The portfolios of these funds comprise an offering of stocks, bonds, currencies, and commodities in the form of cash or derivative instruments. A majority of these funds invest globally in both developed and emerging markets.

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PSI All Asset Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2018
PSI All Asset Fund – Class A	(17.59)%	(22.45)%	(4.50)%	(4.15)%
PSI All Asset Fund – Class A with load	(22.36)%	(26.92)%	(5.63)%	(4.83)%
S&P 500 Total Return Index ***	(6.85)%	(4.38)%	8.49%	13.10%
BarclayHedge Equity Long/Short Index ****	(4.85)%	(3.29)%	2.39%	4.20%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.65%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2018:

% of Net Assets
Exchange Traded Funds	49.5%
Other Assets less Liabilities, Net	50.5%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed list of the Fund’s holdings.

PSI Total Return Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmark:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2018
PSI Total Return Fund – Class A	0.02%	(2.98)%	(0.98)%	(0.99)%
PSI Total Return Fund – Class A with load	(5.69)%	(8.57)%	(2.13)%	(1.69)%
Barclays Capital U.S. Aggregate Bond Index***	1.66%	0.01%	2.52%	2.54%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.93%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of December 31, 2018:

% of Net Assets
Exchange Traded Funds	69.4%
Other Assets less Liabilities, Net	30.6%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed list of the Fund’s holdings.

PSI Strategic Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2018
PSI Strategic Growth Fund – Class A	(2.23)%	(19.07)%	(0.93)%	1.00%
PSI Strategic Growth Fund – Class A with load	(7.81)%	(23.70)%	(2.09)%	0.29%
S&P 500 Total Return Index ***	(6.85)%	(4.38)%	8.49%	13.10%
BarclayHedge Equity Long/Short Index ****	(4.85)%	(3.29)%	2.39%	4.20%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.71%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Equity Long/Short Index is an index of hedge funds which use a directional strategy that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2018:

% of Net Assets
Exchange Traded Funds	55.2%
Other Assets less Liabilities, Net	44.8%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed list of the Fund’s holdings.

PSI Tactical Growth Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ended December 31, 2018, compared to its benchmarks:

	Six	One	Five	Inception** -
	Months	Year	Year	December 31, 2018
PSI Tactical Growth Fund – Class A	(6.39)%	(6.58)%	(1.06)%	1.44%
PSI Tactical Growth Fund – Class A with load	(11.78)%	(11.95)%	(2.22)%	0.73%
S&P 500 Total Return Index ***	(6.85)%	(4.38)%	8.49%	13.10%
BarclayHedge Global Macro Index ****	(4.81)%	(5.67)%	1.17%	1.81%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s October 29, 2018 prospectus, the total annual operating expense before waivers for the Fund’s Class A shares is 2.99%. The maximum sales load imposed on purchases is 5.75%, while the maximum deferred sales load is 1.00%. For performance information current to the most recent month-end, please call 1-888-928-9774.

**	Inception date is August 23, 2010.

***	The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

****	The BarclayHedge Global Macro Index carries long and short positions in any of the world’s major capital or derivative markets. These positions reflect Global Macro managers views on overall market direction as influenced by major economic trends and or events. The portfolios of these funds can include stocks, bonds, currencies, and commodities in the form of cash or derivatives instruments. Most funds invest globally in both developed and emerging markets. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2018:

% of Net Assets
Exchange Traded Funds	64.7%
Mutual Fund	18.0%
Other Assets less Liabilities, Net	17.3%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed list of the Fund’s holdings.

PSI All Asset Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 49.5%
	EMERGING MARKETS FUND - 2.8%
7,378	ProShares Short MSCI Emerging Markets ETF	$150,437

	LARGE CAP FUNDS - 44.5%
16,656	Direxion Daily S&P 500 Bull 3X ETF	547,982
3,459	iShares Russell 1000 Growth ETF	452,818
4,087	iShares Russell 1000 Value ETF	453,861
1,934	ProShares Short Dow30 ETF	118,632
3,464	ProShares Short QQQ ETF	119,162
3,795	ProShares Short S&P 500 ETF	118,897
5,884	ProShares Ultra S&P 500 ETF	546,153
		2,357,505
	SMALL CAP FUND - 2.2%
2,550	ProShares Short Russell 2000 ETF	119,085

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,615,190)	2,627,027

	TOTAL INVESTMENTS - 49.5% (Cost - $2,615,190)	$2,627,027
	OTHER ASSETS LESS LIABILITIES - NET - 50.5%	2,675,478
	NET ASSETS - 100.0%	$5,302,505

ETF - Exchange Traded Fund

See accompanying notes to Financial Statements.

PSI Total Return Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 69.4%
	BOND FUNDS - 69.4%
34,371	Invesco Ultra Short Duration ETF	$1,720,956
29,564	PIMCO Enhanced Short Maturity Active ETF	2,984,486
32,497	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	2,972,175
	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,701,092)	7,677,617

	TOTAL INVESTMENTS - 69.4% (Cost - $7,701,092)	$7,677,617
	OTHER ASSETS LESS LIABILITIES - NET - 30.6%	3,391,349
	NET ASSETS - 100.0%	$11,068,966

ETF - Exchange Traded Fund

PSI Strategic Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 55.2%
	BOND FUNDS - 17.9%
42,100	PIMCO Enhanced Short Maturity Active ETF	$4,249,995

	LARGE CAP GROWTH FUNDS - 37.3%
98,050	Direxion Daily S&P 500 Bull 3X ETF	3,225,845
25,988	Proshares Ultra S&P 500 ETF	2,412,206
92,780	Proshares UltraPro S&P 500 ETF	3,226,888
		8,864,939

	TOTAL EXCHANGE TRADED FUNDS (Cost - $13,016,125)	13,114,934

	TOTAL INVESTMENTS - 55.2% (Cost - $13,016,125)	$13,114,934
	OTHER ASSETS LESS LIABILITIES - NET - 44.8%	10,662,766
	NET ASSETS - 100.0%	$23,777,700

ETF - Exchange Traded Fund

PSI Tactical Growth Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2018

Shares		Value
	EXCHANGE TRADED FUNDS - 64.7%
	BOND FUNDS - 15.0%
17,391	iShares 20+ Year Treasury Bond ETF	$2,113,181

	LARGE CAP GROWTH FUNDS - 13.0%
24,757	Invesco S&P 500 High Dividend Low Volatility ETF	945,717
10,695	ProShares S&P 500 Dividend Aristocrats ETF	647,475
5,192	ProShares UltraShort QQQ ETF	246,828
		1,840,020
	SMALL CAP GROWTH FUND - 1.7%
11,839	ProShares UltraShort Russell2000 ETF	244,120

	SPECIALTY FUNDS - 35.0%
9,625	First Trust Dow Jones Internet Index Fund	1,122,853
1,987	Invesco S&P 500 Equal Weight Utilities ETF	176,366
19,067	iShares MSCI EAFE ETF	1,120,758
8,400	ProShares Ultra QQQ ETF	564,396
3,473	SPDR Consumer Discretionary Select Sector ETF	343,862
2,595	SPDR Energy Select Sector ETF	148,823
2,155	SPDR Health Care Select Sector ETF	186,429
15,662	SPDR S&P Biotech ETF	1,123,749
2,076	Vanguard Communication Services ETF	153,769
		4,941,005

	TOTAL EXCHANGE TRADED FUNDS (Cost - $9,223,788)	9,138,326

	MUTUAL FUND - 18.0%
244,714	KCM Macro Trends Fund - Class R-1 (Cost - $2,919,564)	2,549,918

	TOTAL INVESTMENTS - 82.7% (Cost - $12,143,352)	$11,688,244
	OTHER ASSETS LESS LIABILITIES - NET - 17.3%	2,442,108
	NET ASSETS - 100.0%	$14,130,352

ETF - Exchange Traded Fund

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2018

	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth
	Fund	Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$2,615,190	$7,701,092	$13,016,125	$12,143,352
At value	$2,627,027	$7,677,617	$13,114,934	$11,688,244
Cash & Cash Equivalents	1,061,136	3,499,231	2,344,590	3,188,857
Receivable for securities sold	2,672,032	—	22,247,832	9,355,916
Receivable for Fund shares sold	2,327,213	69	17,563,376	9,532
Dividends and interest receivable	5,183	8,880	33,456	6,525
Due from advisor	5,599	5,015	—	—
Prepaid expenses and other assets	15,738	15,801	13,653	12,066
TOTAL ASSETS	8,713,928	11,206,613	55,317,841	24,261,140

LIABILITIES
Payable for securities purchased	3,365,253	—	21,512,979	10,084,258
Payable for Fund shares redeemed	7,782	91,507	9,979,991	5,912
Investment advisory fees payable	—	—	7,364	4,140
Payable to related parties	14,410	18,826	13,620	12,982
Distribution (12b-1) fees payable	1,910	2,425	3,711	3,107
Shareholder service fees payable	3,022	3,329	6,937	1,807
Accrued expenses and other liabilities	19,046	21,560	15,539	18,582
TOTAL LIABILITIES	3,411,423	137,647	31,540,141	10,130,788
NET ASSETS	$5,302,505	$11,068,966	$23,777,700	$14,130,352

Net Assets Consist Of:
Paid in capital
($0 par value, unlimited shares authorized)	$13,519,422	$18,120,339	$26,674,079	$15,874,433
Accumulated loss	(8,216,917)	(7,051,373)	(2,896,379)	(1,744,081)
NET ASSETS	$5,302,505	$11,068,966	$23,777,700	$14,130,352

Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,302,505	$11,068,966	$23,777,700	$14,130,352
Shares of beneficial interest outstanding	775,502	1,411,427	2,581,858	1,638,126
Net asset value (Net assets ÷ Shares outstanding) and redemption price per share	$6.84	$7.84	$9.21	$8.63
Maximum offering price per share (maximum sales charges of 5.75%)	$7.26	$8.32	$9.77	$9.16

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2018

	PSI	PSI	PSI	PSI
	All Asset	Total Return	Strategic Growth	Tactical Growth
	Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$75,514	$219,993	$143,547	$677,086
Interest	7,790	7,278	11,910	6,544
TOTAL INVESTMENT INCOME	83,304	227,271	155,457	683,630

EXPENSES
Investment advisory fees	53,106	55,235	94,659	80,627
Administrative services fees	20,880	24,152	18,697	21,800
Distribution (12b-1) fees	13,276	15,343	23,665	19,961
Accounting services fees	12,703	13,176	15,735	13,064
Transfer agent fees	10,256	10,336	10,268	10,262
Registration fees	9,752	8,192	10,280	11,096
Shareholder service fees	8,150	9,390	14,383	12,161
Audit fees	7,405	9,294	8,464	10,240
Trustees’ fees	6,440	6,808	6,896	7,656
Legal fees	5,888	7,536	6,320	7,136
Compliance officer fees	4,184	4,184	5,696	4,348
Custodian fees	2,521	3,472	2,521	2,448
Printing expenses	2,256	1,640	1,328	1,512
Other expenses	680	1,483	1,312	1,337
TOTAL EXPENSES	157,497	170,241	220,224	203,648
Less: Fees waived by Advisor	(57,036)	(62,928)	(40,534)	(52,090)
NET EXPENSES	100,461	107,313	179,690	151,558

NET INVESTMENT INCOME (LOSS)	(17,157)	119,958	(24,233)	532,072

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(2,023,335)	(156,197)	(474,901)	(666,407)
Net change in unrealized appreciation (depreciation) on investments	13,066	45,020	157,120	(864,429)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,010,269)	(111,177)	(317,781)	(1,530,836)

NET INCREASE (DECREASE) IN NET ASSETS	$(2,027,426)	$8,781	$(342,014)	$(998,764)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	PSI All		PSI Total
	Asset Fund		Return Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2018	June 30, 2018	December 31, 2018	June 30, 2018
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(17,157)	$(205,077)	$119,958	$352,433
Net realized loss from security transactions	(2,023,335)	(172,440)	(156,197)	(738,075)
Distributions of realized gains by underlying
investment companies	—	484	—	2,193
Net change in unrealized appreciation (depreciation) on investments	13,066	23,948	45,020	(173,794)
Net increase (decrease) in net operations	(2,027,426)	(353,085)	8,781	(557,243)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(619,171)
Total distributions paid *	—	—	(351,898)	—
Net decrease in net assets from distributions to shareholders	—	—	(351,898)	(619,171)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,930,092	4,452,775	387,590	1,403,587
Net asset value of shares issued in reinvestment of distributions	—	—	351,787	589,866
Redemption fee proceeds	—	16	—	—
Payments for shares redeemed	(8,988,839)	(17,008,383)	(2,334,282)	(15,613,936)
Net decrease in net assets from shares of beneficial interest	(4,058,747)	(12,555,592)	(1,594,905)	(13,620,483)

TOTAL DECREASE IN NET ASSETS	(6,086,173)	(12,908,677)	(1,938,022)	(14,796,897)

NET ASSETS
Beginning of Period	11,388,678	24,297,355	13,006,988	27,803,885
End of Period **	$5,302,505	$11,388,678	$11,068,966	$13,006,988

SHARE ACTIVITY
Class A:
Shares Sold	691,130	513,415	47,784	166,230
Shares Reinvested	—	—	44,871	70,897
Shares Redeemed	(1,283,935)	(1,953,667)	(288,966)	(1,830,049)
Net decrease in shares of beneficial interest outstanding	(592,805)	(1,440,252)	(196,311)	(1,592,922)

*	Distributions from net investment income and net realized capital gains are combined for the period ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes distributions in excess of net investment income of $69,974 for PSI All Asset Fund and $351,840 for PSI Total Return Fund as of June 30, 2018.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PSI Strategic		PSI Tactical
	Growth Fund		Growth Fund

	For the	For the	For the	For the
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2018	June 30, 2018	December 31, 2018	June 30, 2018
	(Unaudited)		(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(24,233)	$(242,637)	$532,072	$318,754
Net realized gain (loss) from security transactions	(474,901)	(1,725,339)	(666,407)	664,210
Distributions of realized gains by underlying
investment companies	—	262	—	92,248
Net change in unrealized appreciation (depreciation) on investments	157,120	(131,836)	(864,429)	240,487
Net increase (decrease) in net assets resulting from operations	(342,014)	(2,099,550)	(998,764)	1,315,699

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(9,855)	—	(309,131)
From net realized gains	—	(215,790)	—	—
Total distributions paid *	—	—	(1,096,296)	—
Net decrease in net assets from distributions to shareholders	—	(225,645)	(1,096,296)	(309,131)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	18,455,807	4,799,839	459,689	924,451
Net asset value of shares issued in reinvestment of distributions	—	224,458	1,095,556	306,657
Redemption fee proceeds	—	58	—	—
Payments for shares redeemed	(13,499,888)	(4,517,913)	(2,114,447)	(3,946,387)
Net increase (decrease) in net assets from shares of beneficial interest	4,955,919	506,442	(559,202)	(2,715,279)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,613,905	(1,818,753)	(2,654,262)	(1,708,711)

NET ASSETS
Beginning of Period	19,163,795	20,982,548	16,784,614	18,493,325
End of Period **	$23,777,700	$19,163,795	$14,130,352	$16,784,614

SHARE ACTIVITY
Class A:
Shares Sold	1,998,000	445,485	46,286	94,295
Shares Reinvested	—	19,741	127,836	30,666
Shares Redeemed	(1,449,587)	(432,479)	(216,391)	(400,112)
Net increase (decrease) in shares of beneficial interest outstanding	548,413	32,747	(42,269)	(275,151)

*	Distributions from net investment income and net realized capital gains are combined for the period ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended June 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Period includes distributions in excess of net investment income of $126,109 for PSI Strategic Growth Fund and $0 for PSI Tactical Growth Fund as of June 30, 2018.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI All Asset Fund

	For the		For the		For the	For the	For the	For the
	Six Months Ended		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2018		June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
	(Unaudited)
Net asset value, beginning of period	$8.32		$8.65		$7.94	$8.22	$8.68	$8.61
Activity from investment operations:
Net investment loss (1)	(0.01)		(0.09)		(0.08)	(0.10)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.47)		(0.24	) (2)	0.79	(0.18)	(0.41)	0.08
Total from investment operations	(1.48)		(0.33)		0.71	(0.28)	(0.46)	0.07
Paid-in-Capital from redemption fees	—		0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of period	$6.84		$8.32		$8.65	$7.94	$8.22	$8.68
Total return (4)	(17.59	)% (5)	(3.82)%		8.94%	(3.41)%	(5.30)%	0.81%
Net assets, end of period (000’s)	$5,303		$11,389		$24,297	$27,002	$11,037	$26,447
Ratio of gross expenses to average net assets (6)	2.98	% (7)	2.34%		2.15%	1.98%	2.30%	1.95%
Ratio of net expenses to average net assets (6)	1.90	% (7)	1.90%		1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (6)	(0.32	)% (7)	(1.09)%		(1.02)%	(1.36)%	(0.65)%	(0.12)%
Portfolio Turnover Rate	4753	% (5)	6897%		7042%	7886%	4583%	3987%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return represents aggregate total return based on Net Asset Value. Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(7)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Total Return Fund

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2018		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
	(Unaudited)
Net asset value, beginning of period	$8.09		$8.69	$8.64	$8.66	$9.62	$9.43
Activity from investment operations:
Net investment income (1)	0.08		0.16	0.17	0.10	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.08)		(0.48)	(0.07)	0.04	(0.78)	0.24
Total from investment operations	(0.00	) (2)	(0.32)	0.10	0.14	(0.75)	0.28
Paid-in-Capital from redemption fees	—		—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.25)		(0.28)	(0.05)	(0.16)	(0.21)	—
Net realized gains	—		—	—	—	—	(0.09)
Total distributions	(0.25)		(0.28)	(0.05)	(0.16)	(0.21)	(0.09)
Net asset value, end of period	$7.84		$8.09	$8.69	$8.64	$8.66	$9.62
Total return (3)	0.02	% (4)	(3.73)%	1.21%	1.69%	(7.82)%	3.04%
Net assets, end of period (000’s)	$11,069		$13,007	$27,804	$32,871	$16,045	$32,879
Ratio of gross expenses to average net assets (5)	2.78	% (6)	2.33%	1.85%	2.33%	1.96%	1.75%
Ratio of net expenses to average net assets (5)	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets (5)	1.96	% (6)	1.89%	1.95%	1.13%	0.30%	0.39%
Portfolio Turnover Rate	305	% (4)	862%	1035%	1711%	1944%	2108%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Strategic Growth Fund

	For the		For the	For the	For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2018		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
	(Unaudited)
Net asset value, beginning of period	$9.42		$10.49	$9.43	$10.19	$10.71	$10.15
Activity from investment operations:
Net investment loss (1)	(0.01)		(0.13)	(0.12)	(0.15)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.20)		(0.83)	1.25	(0.50)	(0.28)	0.74
Total from investment operations	(0.21)		(0.96)	1.13	(0.65)	(0.39)	0.65
Paid-in-Capital from redemption fees	—		0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	—		0.00 (2)	—	—	—	(0.01)
Net realized gains	—		(0.11)	(0.07)	(0.11)	(0.13)	(0.08)
Total distributions	—		(0.11)	(0.07)	(0.11)	(0.13)	(0.09)
Net asset value, end of period	$9.21		$9.42	$10.49	$9.43	$10.19	$10.71
Total return (3)	(2.23	)% (4)	(9.33)%	12.03%	(6.45)%	(3.68)%	6.53%
Net assets, end of period (000’s)	$23,778		$19,164	$20,983	$30,169	$29,355	$19,481
Ratio of gross expenses to average net assets (5)	2.33	% (6)	2.20%	2.21%	1.98%	2.08%	2.45%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment loss to average net assets (5)	(0.26	)% (6)	(1.12)%	(1.24)%	(1.49)%	(0.93)%	(0.92)%
Portfolio Turnover Rate	3623	% (4)	6067%	5910%	5232%	3517%	4725%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	PSI Tactical Growth Fund

	For the		For the	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
Class A Shares	December 31, 2018		June 30, 2018	June 30, 2017		June 30, 2016	June 30, 2015	June 30, 2014
	(Unaudited)
Net asset value, beginning of period	$9.99		$9.46	$9.19		$10.17	$10.67	$10.47
Activity from investment operations:
Net investment income (loss) (1)	0.33		0.18	(0.00	) (2)	(0.05)	0.00 (2)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.97)		0.52	0.27		(0.89)	(0.09)	1.02
Total from investment operations	(0.64)		0.70	0.27		(0.94)	(0.09)	0.94
Paid-in-Capital from redemption fees	—		—	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)
Less distributions from:
Net investment income	(0.33)		(0.17)	—		(0.04)	(0.02)	—
Net realized gains	(0.39)		—	—		—	(0.39)	(0.74)
Total distributions	(0.72)		(0.17)	—		(0.04)	(0.41)	(0.74)
Net asset value, end of period	$8.63		$9.99	$9.46		$9.19	$10.17	$10.67
Total return (3)	(6.39	)% (4)	7.43%	2.94%		(9.20)%	(0.81)%	9.11%
Net assets, end of period (000’s)	$14,130		$16,785	$18,493		$24,254	$12,640	$21,890
Ratio of gross expenses to average net assets (5)	2.55	% (6)	2.43%	2.10%		2.48%	2.42%	2.08%
Ratio of net expenses to average net assets (5)	1.90	% (6)	1.90%	1.90%		1.90%	1.90%	1.90%
Ratio of net investment income (loss) to average net assets (5)	6.67	% (6)	1.79%	(0.05)%		(0.57)%	(0.04)%	(0.79)%
Portfolio Turnover Rate	2717	% (4)	5702%	5656%		5609%	5473%	1927%

(1)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2018

1.	ORGANIZATION

The PSI All Asset Fund (“AAF”), the PSI Total Return Fund (“TRF”), the PSI Strategic Growth Fund (“SGF”) and the PSI Tactical Growth Fund (“TGF”) (each a “Fund” and collectively the “Funds”) are each a series of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. AAF, TRF, SGF and TGF are diversified funds. AAF seeks positive absolute returns with less volatility. TRF seeks total return from income and capital appreciation. SGF primarily seeks long-term capital appreciation and secondarily, ca pital preservation. TGF primarily seeks total return from income and capital appreciation and secondarily, capital preservation.

The Funds each currently offer Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A are also subject to a maximum deferred sales charge of 1.00% on purchases of $1 million or more if redeemed within 18 months of purchase. Prior to June 5, 2018, the Funds were subject to a redemption fee of 2.00% of the amount redeemed if sold within 30 days of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) No. 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

When market quotations are not readily available or are determined to be unreliable, the Funds may value securities at their fair value as determined in good faith by a Fair Value team as described below and in accordance with the Trust’s Fair Value Procedures. The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a Fair Value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the Fair Value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the applicable Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the applicable Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. Open-end investment companies are valued at their respective net asset values as reported by such investment companies. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. Investments in closed-end investment companies are valued at their last sales price. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Funds’ investments measured at fair value:

PSI All Asset Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,627,027	$—	$—	$2,627,027
Total	$2,627,027	$—	$—	$2,627,027

PSI Total Return Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,677,617	$—	$—	$7,677,617
Total	$7,677,617	$—	$—	$7,677,617

PSI Strategic Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$13,114,934	$—	$—	$13,114,934
Total	$13,114,934	$—	$—	$13,114,934

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

PSI Tactical Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$9,138,326	$—	$—	$9,138,326
Mutual Fund	2,549,918	—	—	2,549,918
Total	$11,688,244	$—	$—	$11,688,244

The Funds did not hold any Level 2 or Level 3 securities during the period. There were no transfers into or out of Level 1 & Level 2 during the period for the Funds. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends that represent long term capital gain distributions from underlying investments are reclassified out of dividend income and presented separately for financial reporting purposes. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds. Dividends and distributions to shareholders are recorded on ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

Federal Income Taxes – It is the Funds’ policy to qualify as regulated investment companies by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2016 through 2018, or expected to be taken in the Funds’ June 30, 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, state of Nebraska, and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended June 30, 2018, the Funds did not have any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. As of December 31, 2018, AAF, TRF, SGF and TGF held $1,061,136, $3,499,231, $2,344,590 and $3,188,857, respectively, in overnight sweep accounts with Union Bank. These instruments are classified as cash and cash equivalents.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Fund	Purchases	Sales
PSI All Asset Fund	$383,345,823	$387,908,439
PSI Total Return Fund	30,605,437	35,307,741
PSI Strategic Growth Fund	606,876,744	608,814,853
PSI Tactical Growth Fund	372,550,400	373,751,883

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2018, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

			Gross	Net Unrealized
		Gross Unrealized	Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
PSI All Asset Fund	$2,620,020	$16,975	$(9,968)	$7,007
PSI Total Return Fund	7,701,092	—	(23,475)	(23,475)
PSI Strategic Growth Fund	13,028,958	100,054	(14,078)	85,976
PSI Tactical Growth Fund	12,205,879	49,990	(567,625)	(517,635)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Portfolio Strategies, Inc. serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of each of AAF, SGF and TGF and 0.90% of TRF’s average daily net assets.

During the six months ended December 31, 2018, the advisory fees accrued for the Funds were as follows:

Fund	Advisory Fees
PSI All Asset Fund	$53,106
PSI Total Return Fund	55,235
PSI Strategic Growth Fund	94,659
PSI Tactical Growth Fund	80,627

Pursuant to an operating expenses limitation agreement (“Waiver Agreement”), the Advisor has contractually agreed, at least until October 31, 2019 to waive a portion of its advisory fees and if necessary, reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), not incurred in the ordinary course of the Funds’ business) do not exceed 1.90% per annum for the AAF, SGF and TGF; and 1.75% per annum for the TRF.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

During the six months ended December 31, 2018, the Advisor waived fees for the Funds as follows:

Fund	Waiver
PSI All Asset Fund	$57,036
PSI Total Return Fund	62,928
PSI Strategic Growth Fund	40,534
PSI Tactical Growth Fund	52,090

Any waiver or reimbursement by the Advisor is subject to repayment by a Fund within the three years from the date the Advisor waived any payment or reimbursed any expense, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of the waiver or the current expense limitation and the repayment is approved by the Board of Trustees.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of June 30, 2018 will expire on June 30 of the following years:

Fund	June 30, 2019	June 30, 2020	June 30, 2021
PSI All Asset Fund	$20,920	$64,193	$82,053
PSI Total Return Fund	89,800	32,221	107,527
PSI Strategic Growth Fund	24,295	70,202	65,872
PSI Tactical Growth Fund	84,410	43,237	93,753

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A shares. The Plan provides that a monthly service fee is calculated by AAF, SGF, TGF and TRF at an annual rate of up to 0.40% of its average daily net assets, however, the Board has approved a current rate of 0.25% of net assets. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the six months ended December 31, 2018, AAF, TRF, SGF and TGF were charged $13,276, $15,343, $23,665 and $19,961, respectively, pursuant to the Plan.

The Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended December 31, 2018, the Distributor received $145 for AAF and $206 for TRF in underwriting commissions for sales of Class A shares, of which $20 for AAF and $26 for TRF was retained by the principal underwriter or other affiliated broker-dealers. SGF and TGF did not incur any underwriting commissions.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

TRF currently seeks to achieve its investment objective by investing a portion of its assets in PIMCO Enhanced Short Maturity Active ETF and the SPDR Bloomberg Barclays 1-3 Month T-Bill ETF. The ETFs are registered open-end investment companies incorporated in the USA. The Fund may redeem its investment from the ETFs at any time if the Advisor determines that it is in the best interest of Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the above listed open-end investment companies. The annual reports of the open-end investment companies, along with the report of the independent registered public accounting firm are included in the companies N-CSR available at ‘www.sec.gov’ or on the websites “www.pimcoetfs.com” and “www.spdrs.com”. As of December 31, 2018, the percentage of TRF’s net assets invested in the PIMCO Enhanced Short Maturity Active ETF and SPDR Bloomberg Barclays 1-3 Month T-Bill ETF were 27.0% and 26.9%, respectively.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of December 31, 2018, Ameritrade Inc. held 45.29% in TRF while E*TRADE Savings Bank held 25.95%, 62.44% and 74.78% of the voting securities of TRF, SGF and TGF, respectively, and Matrix Trust Company held 85.32% of the voting securities of AAF. The Trust has no knowledge as to whether all or any portion of shares owned of record by Ameritrade, E*TRADE Savings Bank and Matrix Trust Company are also owned beneficially and, therefore, may be deemed to control the applicable Funds.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2018 and June 30, 2017 was as follows:

	For the year ended June 30, 2018
	Ordinary	Long-Term
	Income	Capital Gains	Total
PSI Total Return Fund	$619,171	$—	$619,171
PSI Strategic Growth Fund	225,645	—	225,645
PSI Tactical Growth Fund	290,458	18,673	309,131

	For the year ended June 30, 2017
	Ordinary
	Income	Total
PSI Total Return Fund	$188,254	$188,254
PSI Strategic Growth Fund	155,912	155,912

As of June 30, 2018, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	(Depreciation)	Earnings/(Deficits)
PSI All Asset Fund	$—	$—	$(744,246)	$(5,439,186)	$(6,059)	$(6,189,491)
PSI Total Return Fund	351,840	—	(690,472)	(6,301,129)	(68,495)	(6,708,256)
PSI Strategic Growth Fund	—	—	(2,483,222)	—	(71,143)	(2,554,365)
PSI Tactical Growth Fund	—	4,185	—	—	346,794	350,979

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized loss from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year Losses
PSI All Asset Fund	$69,974
PSI Strategic Growth Fund	126,109

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
PSI All Asset Fund	$674,272
PSI Total Return Fund	690,472
PSI Strategic Growth Fund	2,357,113

At June 30, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
PSI All Asset Fund	$5,399,470	$39,716	$5,439,186	$459,828
PSI Total Return Fund	4,794,112	1,507,017	6,301,129	—
PSI Strategic Growth Fund	—	—	—	260,523
PSI Tactical Growth Fund	—	—	—	541,204

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2018

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and short-term capital gains, the reclass of Fund distributions, and adjustments for partnerships, resulted in reclassifications for the Funds for the fiscal year ended June 30, 2018 as follows:

	Paid	Undistributed	Undistributed
	in	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
PSI All Asset Fund	$(245,418)	$245,078	$340
PSI Strategic Growth Fund	(210,066)	258,973	(48,907)
PSI Tactical Growth Fund	—	40,495	(40,495)

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU No. 2018-13 and any impact on the financial statement disclosures.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adapted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

EXPENSE EXAMPLES (Unaudited)
December 31, 2018

As a shareholder of the PSI All Asset Fund, the PSI Total Return Fund, the PSI Strategic Growth Fund or the PSI Tactical Growth Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (loads) on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	7/1/18	12/31/18	7/1/18 – 12/31/18	7/1/18 – 12/31/18
PSI All Asset Fund	$1,000.00	$ 824.10	$8.74	1.90%
PSI Total Return Fund	$1,000.00	$1,000.20	$8.82	1.75%
PSI Strategic Growth Fund	$1,000.00	$ 977.70	$9.47	1.90%
PSI Tactical Growth Fund	$1,000.00	$ 936.10	$9.27	1.90%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	7/1/18	12/31/18	7/1/18 – 12/31/18	7/1/18 – 12/31/18
PSI All Asset Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Total Return Fund	$1,000.00	$1,016.38	$8.89	1.75%
PSI Strategic Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%
PSI Tactical Growth Fund	$1,000.00	$1,015.63	$9.65	1.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-928-9774 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-928-9774.

INVESTMENT ADVISOR
Portfolio Strategies, Inc.
621 Pacific Avenue, Suite 15
Tacoma, WA 98402

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/1/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/1/19

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/1/19